Basic and diluted income (loss) per share (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Net earnings (loss)	$ (18,227)	$ 4,773
Weighted average number of common shares for basic earnings (loss) per share	16,230,308	12,769,844
Dilutive effect of options	0	165,012
Diluted weighted average number of common shares for diluted earnings per share	16,230,308	12,934,856
Basic and diluted earnings (loss) per share	$ (1.12)	$ 0.37